UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

SYMBOTIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Research Drive Wilmington, MA	01887
(Address of principal executive offices)	(Zip Code)

(987) 284-2800

Registrant’s telephone number, including area code

SVF Investment Corp. 3

1 Circle Star Way

San Carlos, CA 94070

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SYM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Domestication and Merger

As previously announced, on December 12, 2021, SVF Investment Corp. 3 (“SVF” and, after the Domestication as described below, “Symbotic” or the “Company”), a Cayman Islands exempted company incorporated with limited liability, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Warehouse Technologies LLC, a New Hampshire limited liability company (“Warehouse”), Symbotic Holdings LLC, a Delaware limited liability company (“Symbotic Holdings”) and Saturn Acquisition (DE) Corp., a Delaware corporation and wholly owned subsidiary of SVF (“Merger Sub”).

On June 7, 2022, as contemplated by the Merger Agreement and the Agreement and Plan of Merger, dated December 12, 2021, by and between Warehouse and Symbotic Holdings (the “Company Merger Agreement”), and as described in the section titled “The Business Combination” beginning on page 228 of the final prospectus and definitive proxy statement, dated June 1, 2022 (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”), Warehouse merged with and into Symbotic Holdings, with Symbotic Holdings surviving the merger (“Interim Symbotic”). Immediately following such merger, on June 7, 2022, as contemplated by the Merger Agreement and described in the section titled “Proposal No. 2—The Domestication Proposal” beginning on page 112 of the Proxy Statement/Prospectus, SVF filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which SVF was transferred by way of continuation from the Cayman Islands and domesticated as a Delaware corporation, changing its name to “Symbotic Inc.” (the “Domestication”). As a result of and upon the effective time of the Domestication, among other things, each of the then-issued and outstanding Class A ordinary shares, par value $0.0001 per share, of SVF (the “SVF Class A Ordinary Shares”) automatically converted, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of Symbotic (the “Symbotic Class A Common Stock”), and each of the then-issued and outstanding Class B ordinary shares, par value $0.0001 per share, of SVF (the “SVF Class B Ordinary Shares”) automatically converted, on a one-for-one basis, into a share of Class B common stock, par value $0.0001 per share, of Symbotic (the “Symbotic Class B Common Stock”).

Immediately following the Domestication of SVF, on June 7, 2022, as contemplated by the Merger Agreement and as described in the section titled “The Business Combination” beginning on page 228 of the Proxy Statement/Prospectus, Symbotic, Symbotic Holdings, Warehouse and Merger Sub consummated the business combination contemplated by the Merger Agreement, whereby:

•

Merger Sub merged with and into Interim Symbotic (the “Merger” and, together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Business Combination”), with Interim Symbotic surviving the merger as a subsidiary of Symbotic (“OpCo”);

•

at the effective time of the Merger (the “Effective Time), OpCo entered into the Second Amended and Restated Limited Liability Company Agreement of Symbotic Holdings LLC (the “Second A&R LLC Agreement”), which, among other things, provided that Symbotic will be the managing member of OpCo; and

•

at the Effective Time, each common unit of Interim Symbotic that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive a number of common units in OpCo (“OpCo Units”), which OpCo Units entitle the holder to the distributions, allocations and other rights under the Second A&R LLC Agreement, and an equal number of either shares of Class V-1 common stock, par value $0.0001, of Symbotic (“Symbotic Class V-1 Common Stock) or shares of Class V-3 common stock, par value $0.00015, of Symbotic (“Symbotic Class V-3 Common Stock”), as well as the contingent right to receive certain earnout interests, in each case, as set forth in the Merger Agreement.

In connection with the consummation of the Business Combination, the Company issued an aggregate of 60,844,573 shares of Symbotic Class V-1 Common Stock and 416,933,025 shares of Symbotic Class V-3 Common Stock, each of which is exchangeable, together with an OpCo Unit, into an equal number of Symbotic Class A Common Stock. Each share of the then-issued and outstanding shares of Symbotic Class B Common Stock were converted into a share of Symbotic Class A Common Stock at the Effective Time.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”), and the full text of the Second A&R LLC Agreement, which is attached hereto as Exhibit 10.3 to this Report, each of which is incorporated herein by reference.

Forward Purchase; PIPE Investment

As previously announced, on March 8, 2021, in connection with SVF’s initial public offering, SVF entered into a Forward Purchase Agreement (the “Forward Purchase Agreement”) with an affiliate of the Sponsor (the “Forward Purchase Investor”), pursuant to which the Forward Purchase Investor subscribed for 15,000,000 SVF Class A Ordinary Shares and elected to purchase up to an additional 5,000,000 SVF Class A Ordinary Shares, in each case, at $10.00 per share (collectively, the “Forward Purchase”). The Forward Purchase was consummated immediately prior to the consummation of the Merger.

In addition, as previously announced, on December 12, 2021, in connection with the execution of the Merger Agreement, SVF entered into Subscription Agreements (the “Subscription Agreements”) with certain parties (collectively, the “PIPE Investors”) pursuant to which the PIPE Investors collectively subscribed for 20,500,000 shares of Symbotic Class A Common Stock at $10.00 per share, for an aggregate commitment amount of $205,000,000 (the “PIPE Investment”). The PIPE Investment was consummated immediately prior to the consummation of the Merger.

Unit Purchase

On December 12, 2021, in connection with the execution of the Merger Agreement, the Company, Warehouse, Symbotic Holdings and certain affiliated entities and trusts of Richard B. Cohen and his family members entered into a Unit Purchase Agreement, pursuant to which the Company agreed to purchase from such affiliated entities and trusts a certain number of OpCo Units as set forth therein following the closing of the Merger (the “Closing”) but on the date of the Closing (the “Closing Date”). The material terms of the Unit Purchase Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 234 titled “The Business Combination—Other Agreements—Unit Purchase Agreement.” On June 7, 2022, following the Closing, the Company consummated the purchase of 30,000,000 OpCo Units from an affiliated entity of Richard B. Cohen at a price of $10.00 per OpCo Unit, for an aggregate purchase price paid by the Company of $300,000,000 (the “Unit Purchase”). An equal number of shares of Symbotic Class V-3 Common Stock were automatically and simultaneously transferred to the Company and cancelled in connection therewith.

Redemption

Holders of 27,459,854 shares of SVF Class A Ordinary Shares sold in SVF’s initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from SVF’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.01 per share, or approximately $274,826,499 in the aggregate (the “Redemptions”). The remaining balance immediately prior to the Closing of approximately $45,439,150 remained in the trust account.

Immediately after giving effect to the Redemptions, the Business Combination, the Forward Purchase, the PIPE Investment and the Unit Purchase (collectively, the “Transactions”), there were 50,664,146 shares of Symbotic Class A Common Stock (not including 3,616,000 unvested Sponsor Shares), 60,844,573 shares of Symbotic Class V-1 Common Stock, and 416,933,025 shares of Symbotic Class V-3 Common Stock outstanding. On June 8, 2022, the Symbotic Class A Common Stock began trading on The Nasdaq Global Market (“Nasdaq”) under the symbol “SYM.” Immediately after giving effect to the Transactions, (i) SVF’s public shareholders prior to the consummation of the Business Combination and after giving effect to the Redemptions owned approximately 0.9%

of the outstanding Symbotic common stock, (ii) the previous unitholders of Warehouse owned approximately 90.4% of the outstanding Symbotic common stock (not including Symbotic common stock acquired by such holders in connection with the PIPE Investment), (iii) the Sponsor and related parties along with certain legacy directors of the Company collectively owned approximately 4.8% of the outstanding Symbotic common stock (not including 3,616,000 unvested Sponsor Shares), and (iv) the PIPE Investors owned approximately 3.9% of the outstanding Symbotic common stock.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Registration Rights Agreement

On June 7, 2022, in connection with the completion of the Transactions and as contemplated by the Merger Agreement, the Company, SVF Sponsor III (DE) LLC (the “Sponsor”), certain legacy directors of the Company, and certain directors, officers and stockholders of the Company entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 235 titled “The Business Combination—Other Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On June 7, 2022, in connection with the completion of the Transactions and as contemplated by the Merger Agreement, the Company, OpCo and each of the members of OpCo entered into that certain Tax Receivable Agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 234 titled “The Business Combination—Other Agreements—Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Second A&R LLC Agreement

On June 7, 2022, in connection with the completion of the Transactions and as contemplated by the Merger Agreement, Symbotic, OpCo and each of the members of OpCo entered into the Second A&R LLC Agreement, which, among other things, appointed Symbotic as the managing member of OpCo. The material terms of the Second A&R LLC Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 236 titled “The Business Combination—Other Agreements—New Symbotic Holdings LLC Agreement.” Such description is qualified in its entirety by the text of the Second A&R LLC Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the completion of the Transactions, Symbotic entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by Symbotic of certain expenses and costs relating to claims, suits, or proceedings arising from service to Symbotic or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report and the documents incorporated by reference herein include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Report. Forward-looking statements in this Report and in any document incorporated by reference in this Report may include, for example, statements about (i) our ability to maintain the listing of the Symbotic Class A Common Stock on Nasdaq following the Transactions; (ii) our ability to meet future liquidity requirements; (iii) our ability to meet the technical requirements of existing or future supply agreements with our customers, including with respect to existing backlog; (iv) our ability to realize the benefits expected from the Transactions; (v) our ability to expand our target customer base and maintain our existing customer base, anticipate industry trends, maintain and enhance our platform and execute our growth strategy; (vi) our ability to develop, design and sell systems that are differentiated from those of competitors; (vii) our ability to acquire, maintain, protect and enforce intellectual property; (viii) our ability to attract, train and retain effective officers, key employees or directors; and (ix) other factors detailed under the section titled “Risk Factors” beginning on page 31 of the Proxy Statement/Prospectus and incorporated herein by reference.

Business

The business of Symbotic is described in the section titled “Information About Symbotic” beginning on page 171 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Symbotic’s business and operations and the Transactions are set forth in the section titled “Risk Factors” beginning on page 31 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of SVF and Warehouse. Reference is further made to the disclosure contained in the sections titled “Symbotic’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 191 of the Proxy Statement/Prospectus and “SVF 3’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 159 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is further made to the disclosure contained in the sections titled “Symbotic’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 191 of the Proxy Statement/Prospectus and “SVF 3’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 159 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Properties

The properties of the Company are described in the sections titled “Information about Symbotic—Facilities” beginning on page 186 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of any class of the outstanding common stock of the Company;

•	each of the Company’s named executive officers and directors; and

•	all executive officers and directors of the Company as a group.

The beneficial ownership of shares of the Company’s common stock is based on (i) 50,664,146 shares of Symbotic Class A Common Stock issued and outstanding as of the Closing Date, (ii) 60,844,573 shares of Symbotic Class V-1 Common Stock issued and outstanding as of the Closing Date, and (iii) 416,933,025 shares of Symbotic Class V-3 Common Stock issued and outstanding as of the Closing Date, in each case, after giving effect to the Redemption, the Business Combination, the Forward Purchase, the PIPE Investment and the Unit Purchase.

Beneficial ownership for the purposes of the following tables is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Class	Number of Shares Class V-1 Common Stock Beneficially Owned	Percentage of Class	Number of Shares Class V-3 Common Stock Beneficially Owned	Percentage of Class	Number of Shares of Class A, Class V-1 and Class V-3 Common Stock Beneficially Owned	Percentage Ownership
Five Percent Holders of Symbotic:
Richard B. Cohen(1)	—	—	—	—	209,875,898	50.3%	209,875,898	39.7%
David A. Ladensohn, individually and as trustee of certain Cohen family trusts(2)	80,100	*	—	—	200,494,891	48.1%	200,574,991	38.0%
Janet L. Cohen, as trustee of certain Cohen family trusts(3)	—	—	—	—	175,402,713	42.1%	175,402,713	33.2%
The RBC 2021 4 Year GRAT(4)	—	—	—	—	163,355,074	39.2%	163,355,074	30.9%
The RBC Millennium Trust(5)	—	—	—	—	161,544,569	38.7%	161,544,569	30.6%
Walmart Inc.(6)	15,000,000	29.6%	43,756,942	71.9%	—	—	58,756,942	11.1%
SVF II SPAC Investment 3 (DE) LLC(7)	20,000,000	39.5%	—	—	—	—	20,000,000	3.8%
SVF Sponsor III (DE) LLC(8)	5,474,000	10.8%	—	—	—	—	5,474,000	1.0%
Tony Affuso(9)	—	—	3,939,597	6.5%	—	—	3,939,597	*

Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Class	Number of Shares Class V-1 Common Stock Beneficially Owned	Percentage of Class	Number of Shares Class V-3 Common Stock Beneficially Owned	Percentage of Class	Number of Shares of Class A, Class V-1 and Class V-3 Common Stock Beneficially Owned	Percentage Ownership
Directors and Named Executive Officers of Symbotic:
Richard B. Cohen(1)	—	—	—	—	209,875,898	50.3%	209,875,898	39.7%
Michael J. Loparco	—	—	—	—	—	—	—	—
Rollin Ford	—	—	—	—	—	—	—	—
Charles Kane	65,000	*	735,388	1.2%	—	—	800,388	*
Todd Krasnow(10)	50,000	*	1,575,201	2.6%	—	—	1,625,201	*
Vikas J. Parekh	—	—	—	—	—	—	—	—
Michael Rhodin	50,000	*	735,388	1.2%	—	—	785,388	*
Merline Saintil	20,000	*	—	—	—	—	20,000	*
Thomas Ernst	—	—	984,501	1.6%	—	—	984,501	*
Michael Dunn	—	—	—	—	—	—	—	—
Directors and Executive Officers of Symbotic as a group (14 individuals)	185,000	*	7,470,317	12.3%	209,875,897	50.3%	217,531,215	41.2%

*	Less than one percent.
(1)

Richard B. Cohen may be deemed to beneficially own Symbotic Class V-3 Common Stock owned of record by (A) the RBC 2021 4 Year GRAT, for which he serves as sole trustee, (B) RJJRP Holdings, Inc., of which he is the President and Chief Executive Officer, and (C) the Richard B. Cohen Revocable Trust, for which he serves as sole trustee. Mr. Cohen disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address of Mr. Cohen is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.

(2)

David A. Ladensohn is a long-time friend of Richard B. Cohen and may be deemed to beneficially own Symbotic Class V-3 Common Stock owned of record by (A) the RBC Millennium Trust, for which he serves as co-trustee with Janet L. Cohen and may be deemed to have shared voting and investment power, (B) the Jill Cohen Mill Trust, for which he serves as co-trustee with Janet L. Cohen and may be deemed to have shared voting and investment power, (C) the 2014 QSST F/B/O Rachel Cohen Kanter, for which he serves as sole trustee, and (D) the 2014 QSST F/B/O Perry Cohen, for which he serves as sole trustee. Mr. Ladensohn may also be deemed to beneficially own Symbotic Class A Common Stock owned of record by (A) David A. Ladensohn Roth IRA, for which he may be deemed to have voting and investment power, (B) Ladensohn Family Investments, Ltd., of which he is a general partner and (C) the Eliza Ladensohn New Hampshire Trust, for which he serves as trustee. Mr. Ladensohn disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address of Mr. Ladensohn is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.

(3)

Janet L. Cohen is the wife of Richard B. Cohen and may be deemed to beneficially own Symbotic Class V-3 Common Stock owned of record by (A) the RBC Millennium Trust, for which she serves as co-trustee with David A. Ladensohn and may be deemed to have shared voting and investment power, and (B) the Jill Cohen Mill Trust, for which she serves as co-trustee with David A. Ladensohn and may be deemed to have shared voting and investment power. Ms. Cohen disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein. The address of Ms. Cohen is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.

(4)	The address of the RBC 2021 4 Year GRAT is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.

(5)	The address of the RBC Millennium Trust is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(6)	The address of Walmart Inc. is 702 Southwest 8th Street, Bentonville, AR 72716.
(7)

SVF II SPAC Investment 3 (DE) LLC (“SVF II”), the Forward Purchase Investor under the Forward Purchase Agreement, is a wholly-owned subsidiary of SVF II Holdings (DE) LLC. SoftBank Vision Fund II-2 L.P. is the managing member of SVF II Aggregator (Jersey) L.P., which is the sole member of SVF II Holdings (DE) LLC, which is the sole member of SVF II. SB Global Advisers Limited (“SBGA”) has been appointed as manager and is responsible for making all decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund II-2 L.P.’s investments, including as held by SVF II. Spencer Collins, Rajeev Misra, and Neil Hadley are the directors of SBGA. As a result of these relationships, each of these entities and individuals may be deemed to share beneficial ownership of the securities held of record by SVF II. Each of them disclaims any such beneficial ownership. The registered address for each of SVF II and SVF II Holdings (DE) LLC is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808. The registered address of SoftBank Vision Fund II-2 L.P. and SVF II Aggregator (Jersey) L.P. is c/o Crestbridge Limited, 47 Esplanade, St. Helier, Jersey, JE1 0BD. The business address of SB Global Advisers Limited is 69 Grosvenor Street, London W1K 3JP, England, United Kingdom.

(8)

SVF Sponsor III (DE) LLC is a wholly-owned subsidiary of SB Investment Advisers (US) Inc. (“SBIA US”). SBIA US is a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. The Sponsor is exclusively responsible for making all decisions related to the acquisition, structuring, financing, and disposal of the Sponsor’s investments. Daniel Elefant and Jonathan Duckles are the directors of the Sponsor. Accordingly, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Each of them disclaims any such beneficial ownership. The registered address of the Sponsor is c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808. The business address for SBIA US is 1 Circle Star Way, San Carlos, California 94070.

(9)	The address of Tony Affuso is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(10)

Todd Krasnow may be deemed to beneficially own Class A Common Stock owned of record by (A) The Krasnow Family 2019 Charitable Remainder Unitrust, for which he serves as trustee, and (B) The Todd and Deborah Krasnow Charitable Remainder Unitrust, for which he serves as trustee. Mr. Krasnow disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address of Mr. Krasnow is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Business Combination are described in in the section titled “Management of the Post-Combination Company” beginning on page 215 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Directors

Pursuant to the approval of SVF shareholders at the extraordinary general meeting of SVF shareholders in lieu of the 2022 annual general meeting of shareholders (the “Extraordinary General Meeting”), the following persons constitute the Company’s board of directors (the “Board”) effective upon the Closing: Richard B. Cohen, Michael J. Loparco, Rollin Ford, Charles Kane, Todd Krasnow, Vikas J. Parekh, Michael Rhodin and Merline Saintil. Each of Ioannis Pipilis, Navneet Govil, Michael Carpenter, Michael Tobin and Cristiana Falcone resigned as directors of the Company effective as of the Closing. Biographical information for these individuals is set forth in the section titled “Management of the Post-Combination Company” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Ms. Saintil and Messrs. Ford, Kane, Krasnow, Parekh and Rhodin are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Each of the committees report to the Board.

Effective as of the Closing, the Board appointed Messrs. Kane, Ford and Parekh to serve on the Audit Committee, with Mr. Kane as chair. The Board appointed Ms. Saintil and Messrs. Krasnow and Rhodin to serve on the Compensation Committee, with Mr. Krasnow as chair. The Board appointed Ms. Saintil and Messrs. Ford and Parekh to serve on the Nominating Committee, with Ms. Saintil as chair.

Executive Officers

Effective as of the Closing, each of Messrs. Pipilis and Govil resigned as the Chairman and Chief Executive Officer and Chief Financial Officer, respectively. Effective as of the Closing, the Board appointed Mr. Cohen to serve as President and Chief Product Officer, Mr. Loparco to serve as Chief Executive Officer, Mr. William M. Boyd III to serve as Chief Strategy Officer, Mr. Thomas Ernst to serve as Chief Financial Officer and Treasurer, Mr. Corey C. Dufresne to serve as Vice President, General Counsel and Secretary, Mr. Michael Dunn to serve as Vice President, Sales, Marketing & Product Strategy, Mr. George Dramalis to serve as Chief Information Officer and Mr. Evan Pennell to serve as Vice President, Product. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Post-Combination Company” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive and Director Compensation

A description of the compensation of the named executive officers of Symbotic after the consummation of the Business Combination is set forth in the section titled “Executive Compensation” beginning on page 223 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

At the Extraordinary General Meeting, SVF shareholders approved the Symbotic Inc. 2022 Omnibus Incentive Compensation Plan (the “Incentive Plan”). A description of the Incentive Plan is set forth in the section entitled “Proposal No. 8—The Incentive Compensation Plan Proposal” beginning on page 133 of the Proxy Statement/Prospectus, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.5 hereto and is incorporated herein by reference. Following the completion of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

At the Extraordinary General Meeting, SVF shareholders approved the Symbotic Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). A description of the ESPP is set forth in the section entitled “Proposal No. 9—The ESPP Proposal” beginning on page 139 of the Proxy Statement/Prospectus, which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under “Indemnification Agreements” under Item 1.01 of this Report is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Symbotic are described in the section titled “Certain Relationships and Related Party Transactions” beginning on page 304 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Symbotic—Legal Proceedings” beginning on page 147, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

SVF’s Class A ordinary shares were historically quoted on the Nasdaq Capital Market under the symbol “SVFC.” As of the Closing Date, there were approximately 59 holders of record of the Symbotic Class A Common Stock. The Symbotic Class A Common Stock began trading on Nasdaq under the symbol “SYM” on June 8, 2022.

Symbotic has not paid any cash dividends on shares of Symbotic Class A Common Stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the section titled “Description of Capital Stock of the Post-Combination Company” beginning on page 297 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in the “Introductory Note—Forward Purchase; PIPE Investment” above is incorporated into this Item 3.02 by reference.

In addition, pursuant to that certain loan agreement, dated August 10, 2021 and as amended November 9, 2021 (the “Loan Agreement”), between SVF and the Sponsor, SVF borrowed from the Sponsor an aggregate principal amount of $3,000,000, of which the Sponsor had the right to require up to $2,000,000 of such aggregate principal amount be repaid at the Closing through the issuance of shares of Symbotic Class A Common Stock, at $10.00 per share. Pursuant to the Loan Agreement, at the Closing, the Company issued 200,000 shares of Symbotic Class A Common Stock to the Sponsor, which shares were unregistered.

On June 7, 2022, Symbotic Holdings issued a warrant to Walmart Inc., which allows Walmart Inc. to acquire 15,870,411 OpCo Units (subject to dilution and customary adjustments) upon satisfaction of certain vesting conditions, at an exercise price of $10.00 per OpCo Unit. A copy of such warrant is attached hereto as Exhibit 4.1 to this Report, and incorporated herein by reference.

The Company issued each of the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

Immediately prior to the consummation of the Business Combination, the Company filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and Symbotic’s bylaws (the “Bylaws”) and the general effect upon the rights of holders of Symbotic’s capital stock are discussed in the sections titled “Proposal No. 2—The Domestication Proposal” beginning on page 112, “Proposal No. 3—The Organizational Documents Proposal” beginning on page 117 and “Proposal No. 4—The Governance Proposals” beginning on page 118 of the Proxy Statement/Prospectus, which are incorporated by reference herein.

The disclosures set forth under the “Introductory Note,” in Item 1.01 and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On June 7, 2022, the Audit Committee dismissed Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm.

Marcum’s report on SVF’s, the Company’s legal predecessor, financial statements as of December 31, 2021 and 2020 and for the year ended December 31, 2021 and the period from December 11, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph regarding SVF’s ability to continue as a going concern. During the fiscal years ended December 31, 2020 and December 31, 2021, and through March 31, 2022, there were no disagreements between SVF or the Company, as applicable, and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period. During the fiscal years ended December 31, 2020 and December 31, 2021, and through March 31, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weaknesses in SVF’s internal controls identified by management related to the accounting for certain complex instruments, which resulted in the restatement of SVF’s balance sheet as of March 11, 2021 and its interim financial statements for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated June 10, 2022, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On June 7, 2022, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective immediately upon the termination of Marcum’s relationship as the independent registered public accounting firm of the Company. Grant Thornton served as independent registered public accounting firm of Warehouse prior to the Business Combination. During the years ended September 25, 2021 and September 26, 2020 and the subsequent interim period through June 7, 2022, the Company or Warehouse, as applicable, did not consult with Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s or Warehouse’s financial statements, and neither a written report nor oral advice was provided to the Company or Warehouse, as applicable, that Grant Thornton concluded was an important factor considered by the Company or Warehouse, as applicable, in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each executive officer of SVF ceased serving in such capacities, and Ioannis Pipilis, Navneet Govil, Michael Carpenter, Michael Tobin and Cristiana Falcone ceased serving on the Company’s board of directors.

Effective as of the Closing, Richard B. Cohen, Michael J. Loparco, Rollin Ford, Charles Kane, Todd Krasnow, Vikas J. Parekh, Michael Rhodin and Merline Saintil were appointed as directors of the Company, to serve until the end of their respective terms and until their successors are elected and qualified. The Board appointed Messrs. Kane, Ford and Parekh to serve on the Audit Committee, with Mr. Kane as chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. The Board appointed Ms. Saintil and Messrs. Krasnow and Rhodin to serve on the Compensation Committee, with Mr. Krasnow as chair. The Board appointed Ms. Saintil and Messrs. Ford and Parekh to serve on the Nominating Committee, with Ms. Saintil as chair.

Effective as of the Closing, each of Messrs. Pipilis and Govil resigned as the Chairman and Chief Executive Officer and Chief Financial Officer, respectively. Effective as of the Closing, the Board appointed Mr. Cohen to serve as President and Chief Product Officer, Mr. Loparco to serve as Chief Executive Officer, Mr. William M. Boyd III to serve as Chief Strategy Officer, Mr. Thomas Ernst to serve as Chief Financial Officer and Treasurer, Mr. Corey C. Dufresne to serve as Vice President, General Counsel and Secretary, Mr. Michael Dunn to serve as Vice President, Sales, Marketing & Product Strategy, Mr. George Dramalis to serve as Chief Information Officer and Mr. Evan Pennell to serve as Vice President, Product.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Director Election Proposal” beginning on page 126 and “Management of the Post-Combination Company” beginning on page 215 of the Proxy Statement/Prospectus for biographical information about each of the directors and executive officers following the Business Combination, which is incorporated herein by reference.

2022 Omnibus Incentive Award Plan

On June 7, 2022, the Incentive Plan became effective. Symbotic has reserved a total of 59,800,928 shares of Symbotic Class A common stock for issuance pursuant to the Incentive Plan. The initial aggregate number of shares of Symbotic Class A Common Stock available for issuance under the Incentive Plan is 59,800,928, subject to certain adjustments set forth therein.

A description of the Incentive Plan is set forth in the section entitled “Proposal No. 8—The Incentive Compensation Plan Proposal” beginning on page 133 of the Proxy Statement/Prospectus, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

2022 Employee Stock Purchase Plan

On June 7, 2022, the ESPP became effective. Symbotic has reserved a total of 1,266,604 shares of Symbotic Class A Common Stock for issuance pursuant to the ESPP, subject to certain adjustments set forth therein. The initial aggregate number of shares of Symbotic Class A Common Stock available for issuance under the ESPP is 1,266,604, subject to certain adjustments set forth therein.

A description of the ESPP is set forth in the section entitled “Proposal No. 9—The ESPP Proposal” beginning on page 139 of the Proxy Statement/Prospectus, which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to the consummation of the Business Combination, SVF filed the Certificate of Incorporation with the Secretary of State of the State of Delaware and the Company adopted the Bylaws effective as of the Closing. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of Symbotic’s capital stock are discussed in the sections titled “Proposal No. 2—The Domestication Proposal” beginning on page 112, “Proposal No. 3—The Organizational Documents Proposal” beginning on page 117 and “Proposal No. 4—The Governance Proposals” beginning on page 118 of the Proxy Statement/Prospectus, which are incorporated by reference herein.

Copies of the Certificate of Incorporation and the Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

Before the consummation of the Business Combination, the Company’s fiscal year end was December 31. The Business Combination was accounted for as a reverse recapitalization, wherein Symbotic Holdings is considered the acquirer for accounting and financial reporting purposes. As such, Symbotic has changed its fiscal year end to the last Saturday of September to match that of Symbotic Holdings.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on June 7, 2022, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Symbotic. A copy of the Code of Business Conduct and Ethics can be found at http:/ir.symbotic.com/corporate-governance/documents-charters under the link “Code of Business Conduct and Ethics.” The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Transactions, the Company ceased being a shell company. Reference is made to the disclosure in the sections titled “Proposal No. 1—The Business Combination Proposal” beginning on page 111,

“Proposal No. 2—The Domestication Proposal” beginning on page 112 and “The Business Combination” beginning on page 228 of the Proxy Statement/Prospectus, which are incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01	Other Events

On June 7, 2022, the Company issued a press release announcing the completion of the Transactions, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated financial statements of Warehouse as of March 26, 2022 and for the six months ended March 26, 2022 and March 27, 2021 are set forth in the Proxy Statement/Prospectus beginning on page F-40 and are incorporated herein by reference.

The audited, consolidated balance sheets of Warehouse as of September 25, 2021 and September 26, 2020 and the related consolidated statements of operations, comprehensive loss, changes in redeemable preferred and common units and members’ deficit, and cash flows for each of the three years in the period ended September 25, 2021 are set forth in the Proxy Statement/Prospectus beginning on page F-56 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SVF and Warehouse as of March 26, 2022 and for the year ended September 25, 2021 and the six months ended March 26, 2022 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits:

Incorporated by Reference
Exhibit	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of December 12, 2021, by and among SVF Investment Corp. 3, Warehouse Technologies LLC, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp.	8-K	2.1	12/13/2021

3.1	Certificate of Incorporation of Symbotic Inc.

3.2	Bylaws of Symbotic Inc.

4.1*	Warrant to Purchase Common Units, dated as of June 7, 2022, between Symbotic Holdings LLC and Walmart Inc.

10.1*	Amended and Restated Registration Rights Agreement, dated as of June 7, 2022, by and among Symbotic Inc., SVF Sponsor III (DE) LLC, certain legacy directors of SVF Investment Corp. 3, and certain directors, officers and stockholders of Symbotic Inc.

10.2	Tax Receivable Agreement, dated as of June 7, 2022, by and among Symbotic Inc., Symbotic Holdings LLC and certain members of Symbotic Holdings LLC.

10.3*	Second Amended and Restated Limited Liability Agreement of Symbotic Holdings LLC, dated as of June 7, 2022.

10.4#	Form of Indemnification Agreement, by and between Symbotic Inc. and each of its directors and executive officers.

10.5#	Symbotic Inc. 2022 Omnibus Incentive Compensation Plan.

10.6#	Form of Restricted Stock Unit Award Agreement under the Symbotic Inc. 2022 Omnibus Incentive Compensation Plan.

10.7#	Form of Performance-Based Restricted Stock Unit Award Agreement under the Symbotic Inc. 2022 Omnibus Incentive Compensation Plan.

10.8#	Symbotic Inc. 2022 Employee Stock Purchase Plan.

10.9#	Symbotic LLC / Warehouse Technologies, LLC 2012 Value Appreciation Plan.	S-4	10.26	3/23/2022

10.10#	Symbotic LLC / Symbotic Canada ULC / Warehouse Technologies LLC Amended and Restated 2018 Long Term Incentive Plan	S-4	10.27	3/23/2022

10.11#	Offer Letter, dated as of March 24, 2022, by and between Symbotic LLC and Michael J. Loparco	S-4	10.28	4/22/2022

10.12	Forward Purchase Agreement, dated March 8, 2021, by and between SVF Investment Corp. 3 and SVF II SPAC Investment 3 (DE) LLC	8-K	10.6	3/12/2021

10.13	Form of Subscription Agreement.	8-K	10.1	12/13/2022

10.14	Sponsor Letter Agreement, dated December 12, 2021, by and among SVF Investment Corp. 3, Warehouse Technologies LLC, SVF Sponsor III (DE) LLC and certain directors and officers of SVF Investment Corp. 3	8-K	10.3	12/13/2022

10.15*	Unit Purchase Agreement, dated December 12, 2021, by and among SVF Investment Corp. 3, Warehouse Technologies LLC, Symbotic Holdings LLC, RJJRP Holdings, Inc., RBC 2021 4 Year GRAT 4 (U/A March 31, 2021) and RBC Millennium Trust (U/A June 19, 2000)	8-K	10.5	12/13/2022

10.16*++	Second Amended and Restated Master Automation Agreement, dated as of May 20, 2022, by and among Walmart Inc., Symbotic LLC and Warehouse Technologies LLC	S-4	10.32	5/23/2022

10.17#	Offer Letter, dated as of April 21, 2017, by and between Symbotic LLC and Michael Dunn

10.18#	Offer Letter, dated as of September 1, 2020, by and between Symbotic LLC and Thomas Ernst

14.1	Code of Business Conduct and Ethics of Symbotic Inc.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

21.1	List of Subsidiaries of Symbotic Inc.

99.1	Unaudited Pro Forma Financial Statements.

99.2	Press Release, dated June 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

++

Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because the Company customarily and actually treats such information as private or confidential and the omitted information is not material.

#	Indicates management contract or compensatory arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022

Symbotic Inc.

By:	/s/ Thomas Ernst
Name:	Thomas Ernst
Title:	Chief Financial Officer and Treasurer